UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2012

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 29, 2012, we and our wholly-owned subsidiary Sequenom Center for Molecular Medicine, LLC (“Sequenom CMM”) were named as defendants in a complaint filed by plaintiffs ArcticDx, Inc. (“ArcticDx”), ArcticAx, Inc. (“ArcticAx”) and ArcticAx US Ltd. (together with ArcticDx and ArcticAx, collectively referred to as “Arctic”) in the United States District Court for the Eastern District of Texas. In the complaint (i) ArcticDx alleges that we and Sequenom CMM, by performing its RetnaGene AMD (age-related macular degeneration) laboratory developed test have and continue to infringe U.S. Patent No. 8,114,592, which ArcticDx has exclusively licensed from the Cambridge Enterprise Limited, (ii) Arctic seeks a judicial declaration that activities related to its Macula Risk genetic test for the indication of individuals with genetic risk for AMD do not directly or indirectly infringe any claim of U.S. Patent No. 8,053,190 (the “’190 Patent”), U.S. Patent No. 7,867,727 (the “’727 Patent”), U.S. Patent No. 7,695,909 (the “’909 Patent”), U.S. Patent No. 7,351,524 (the “’524 Patent”), and U.S. Patent No. 8,088,579 (the “’579 Patent”), all of which we have exclusively in-licensed from Optherion, Inc., and (iii) Arctic seeks a judicial declaration that the claims of the ‘190 Patent, the ‘727 Patent, the ‘909 Patent, the ‘524 Patent and the ‘579 Patent are invalid for failure to comply with the requirements of the patent laws of the United States. We intend to vigorously defend against the judicial declarations sought and allegations of infringement set forth in the complaint.

Forward-Looking Statements

Except for historical information contained in this current report, the matters set forth in this current report, including statements related to the defense of the litigation described in this current report and any potential results of such litigation, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties (i) that the litigation may result in significant costs and expenses and could divert management’s attention and resources, any of which could adversely affect our business, financial condition or results of operations, (ii) that we may not be successful in defending against these claims, and (iii) that if we were not successful in defending against these claims, our and Sequenom CMM’s ability to commercialize certain diagnostic tests and laboratory developed tests, may be adversely affected, which would have a material adverse affect on our business, financial condition, and results of operations, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2010 and subsequent filings. These forward-looking statements are based on current information that is likely to change and speak only as of the date hereof. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this current report.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: March 1, 2012	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

3.